2023 Fourth Quarter Earnings Conference Call January 30, 2024

Forward Looking Statements & Additional Disclosures This presentation contains statements regarding future events or the future financial performance of Hope Bancorp, Inc. (the “Company”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business and economic environment in which we operate, projections of future performance, perceived opportunities in the market, statements regarding our business strategies, objectives and vision, and statements about our strategic reorganization. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “targets” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset- liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses; and potential increases in deposit insurance assessments and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Q4 2023 Financial Overview

Total Capital & TCE Ratio *at 12/31/23*

13.92%/8.86%

Total Deposits *at 12/31/23*

$14.8B

Gross Loans *at 12/31/23*

$13.9B

NPA/Total Assets *at 12/31/23*

0.24%

4Q23 Net Income & EPS

$26.5MM / $0.22

excluding notable items

$38.3MM / $0.32

Strong Capital & Liquidity

- Total capital ratio was 13.92% at 12/31/23, +69bps QoQ. All regulatory capital ratios expanded QoQ
- Tangible common equity ("TCE") ratio[1] was 8.86% at 12/31/23, +90bps QoQ

Deposits

- Deposits of $14.8B at 12/31/23 (-6% QoQ) and 4Q23 avg. deposits of $15.3B (-3% QoQ). Planned reduction of brokered time deposits (-$450MM QoQ) and decrease in noninterest bearing DDA due to seasonality of fund flows from commercial customers in the residential mortgage industry (*customers unrelated to exit from residential mortgage warehouse line business*). Consumer deposits stable QoQ

Loans

- Loans receivable of $13.9B at 12/31/23 (-3% QoQ) and 4Q23 avg. loans of $14.1B (-3% QoQ). Growth in residential mortgage, decrease in commercial and CRE loans. Exit from residential mortgage warehouse line business
- Gross loan-to-deposit ratio of 94% at 12/31/23

Asset Quality

- Nonperforming assets ("NPA") of $46MM at 12/31/23, -26% QoQ. NPAs represented 24bps of total assets at 12/31/23, an improvement from 31bps at 9/30/23
- Criticized loans decreased 11% QoQ with reductions in both special mention and substandard loans
- 4Q23 net charge offs under $2MM, equivalent to 0.05% of average loans annualized

Earnings

- 4Q23 net income: $26.5MM (-12% QoQ), or $0.22 per diluted share
- 4Q23 net income excluding notable items[1]: $38.3MM (+26% QoQ), or $0.32[1] per diluted share
- Notable items: restructuring charges ($9MM after tax) and FDIC special assessment ($3MM after tax)

Hope Bancorp

[1] TCE ratio, net income excluding notable items and earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Strong Capital Ratios 4 Common Equity Tier 1 Capital Ratio • All regulatory capital ratios increased QoQ. All regulatory capital ratios meaningfully above requirements for “well-capitalized” financial institutions • Proforma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, equivalent to $0.56 per share annualized. Equivalent to a dividend yield of 4.64% at 12/31/23 • No stock buybacks during 4Q23 • Equity: Book value per common share of $17.66 & TCE per share1 of $13.76 at 12/31/23. Equity increased 4% QoQ, reflecting a positive change in accumulated other comprehensive income (“AOCI”) and growth in retained earnings. Tangible equity up 6% QoQ Tangible Common Equity Ratio1 Total Capital Ratio Leverage Ratio Well Capitalized 6.50% Well Capitalized 10.00% Well Capitalized 5.00% 1 TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Proforma ratios at 12/31/23 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital.

Diverse & Granular Deposit Base 5 Noninterest Bearing Demand Deposits 27% Money Market, Interest Bearing Demand & Savings 33% Time Deposits 40% $14.8B Total Deposits (at 12/31/23) Consumer 37% Commercial & Wholesale 63% • Average commercial & wholesale deposit account size: approx. $265,000 • Average consumer deposit account size: approx. $50,000 • Consumer deposit balances stable linked quarter and up 5% YoY • Total deposits of $14.8B at 12/31/23, -6% QoQ. 4Q23 average deposits of $15.3B, - 3% QoQ • $450MM planned reduction of brokered time deposits • 4Q23 noninterest bearing demand deposit flux QoQ reflects seasonality in fund flows from commercial customers in the residential mortgage industry (unrelated to exit from residential mortgage warehouse line business). Normally these funds rebuild in the new year Deposit Composition by Product Type Deposit Composition by Customer Type $14.8B Total Deposits (at 12/31/23)

Well-Balanced Loan Portfolio 6 • Loan portfolio well-diversified across major loan types of nonowner- occupied CRE, C&I, owner-occupied CRE, multifamily residential (“MFR”), and residential mortgage • Total loans receivable: $13.9B at 12/31/23, -3% QoQ. 4Q23 avg. loans of $14.1B, -3% QoQ • 4Q23: growth in residential mortgage, offset by decreases in commercial and CRE loans • Exit from residential mortgage warehouse line business contributed $65MM of QoQ decrease Nonowner- Occupied CRE 34% Owner-Occupied CRE 21% C&I 30% Residential Mortgage & Other 6% Multifamily Residential 9% $13.9B Loans Receivable (at 12/31/23) $0.9B Avg Size: $0.6MM $4.7B Avg Size: $2.3MM $3.0B Avg Size: $1.5MM $4.1B Avg Size: $1.5MM $1.2B Avg Size: $2.3MM

Diversified CRE Portfolio with Low LTVs

$8.8B
CRE Portfolio
(at 12/31/23)

As a % of Total Loans	Property Type	Balance	Avg Loan Size	Weighted Avg LTV[1]
12%	Multi-tenant Retail	$1,704MM	$2.3MM	42.5%
9%	Industrial & Warehouse	$1,226MM	$2.2MM	38.9%
9%	Multifamily	$1,226MM	$2.3MM	56.0%
7%	Gas Station & Car Wash	$1,031MM	$1.8MM	47.9%
6%	Mixed Use	$871MM	$1.9MM	42.0%
6%	Hotel/Motel	$796MM	$2.1MM	44.5%
5%	Single-tenant Retail	$663MM	$1.4MM	46.2%
3%	Office	$402MM	$2.2MM	52.3%
7%	All Other	$878MM	$1.5MM	39.2%

Total CRE: Distribution by LTV *(ex. SBA)*



> 55% - 60%: 10%
> 60% - 65%: 7%
> 65% - 70%: 5%
> 70%: 7%
> 50% - 55%: 13%
$8.8B
CRE Portfolio
(at 12/31/23)
45.1%
Weighted Avg LTV[1]
< 50%: 58%

[1] **Weighted average loan-to-value ("LTV"):** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. LTVs disclosed prior to 2Q23 were based on starting point values. Calculations exclude Small Business Administration ("SBA") loans.

- **Total CRE loans** of $8.8B at 12/31/23, -2% QoQ. Portfolio consists of $4.7B of nonowner-occupied CRE, $2.9B of owner-occupied CRE, and $1.2B of MFR
- **CRE Office:** Represented less than 3% of total loans at 12/31/23, with no central business district exposure

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Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 12/31/23)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV [1]
> $30MM	$ 291	7	$ 41.6	61.1%
$20MM - $30MM	$ 620	25	$ 24.8	44.6%
$10MM - $20MM	$ 1,244	90	$ 13.8	47.1%
$5MM - $10MM	$ 1,701	251	$ 6.8	47.7%
$2MM - $5MM	$ 2,532	816	$ 3.1	45.1%
< $2MM	$ 2,410	3,318	$ 0.7	39.9%
Total CRE Portfolio	**$ 8,798**	**4,507**	**$ 2.0**	**45.1%**

[1] **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. LTVs disclosed prior to 2Q23 were based on starting point values. Calculations exclude SBA.

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees
- 99% of total CRE portfolio was pass-graded at 12/31/23

CRE Portfolio by Geographic Submarket

($ Millions)



Other States
$794
Illinois
$153
Washington
$228
Texas
$522
LA Fashion District
$233
Gateway Cities
$652
San Gabriel Valley
$248
South Bay
$241
LA Koreatown
$600
Other LA County (No exposure to downtown commercial business district)
$1,426
Orange County
$646
San Bernardino County
$318
Riverside County
$221
Other SoCal
$417
New Jersey
$378
Other New York
$323
Kings County
$179
Queens County
$432
Manhattan
$131
Other NorCal
$350
Greater SF Bay Area
$266
San Francisco, $40
$8.8B
CRE Portfolio
(at 12/31/23)
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

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Net Interest Income & Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
QoQ change
$151
3.36%
-11%
$134
3.02%
-2%
$131
2.70%
+4%
$135
2.83%
-7%
$126
2.70%
4Q22
1Q23
2Q23
3Q23
4Q23
Net Interest Income
Net Interest Margin (annualized)



QoQ Change in Net Interest Margin
2.83%
+6bps
Decrease in avg interest bearing ("IB") deposits
+4bps
Other earning asset yield expansion
+1bps
Decrease in cost of borrowings
+4bps
Loan yield expansion, ex. recovery
-6bps
Impact of 3Q23 interest income recovery
Impact from change in loan yields: -2bps
-9bps
Decrease in avg loans
-13bps
Increase in cost of IB deposits
2.70%
3Q23
4Q23 NIM change: -13bps QoQ
4Q23
Increase
Decrease
Total

- 4Q23 net interest income ("NII") of $126MM, -7% QoQ from 3Q23
- 3Q23 NII included $3MM of recovered interest income. 4Q23 NII decreased -5% QoQ from 3Q23 ex. recovery. No material interest income recoveries in 4Q23
- Plan to pay off Bank Term Funding Program ("BTFP") funding when it matures, using interest-earning cash and equivalents

- 4Q23 net interest margin ("NIM") of 2.70%, -13bps QoQ. 4Q23 NIM down -7bps QoQ from 3Q23 ex. interest income recovery
- Positive impact from decrease in average IB deposit balances, expanding loan yields (*ex. recovered interest income from 3Q23*), expanding other earning asset yields, and decrease in cost of borrowings; offset by QoQ impact from interest income recovery, decrease in average loan balances, and higher cost of IB deposits

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1.62% 2.37% 2.79% 2.98% 3.15% 2.44% 3.36% 3.87% 4.10% 4.32%3.82% 4.69% 5.16% 5.43% 5.50% 4Q22 1Q23 2Q23 3Q23 4Q23 Total COD (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 10 Average Deposits Average Loans Receivable ($ Billions) ($ Billions) $15.4 $15.2 $15.1 $14.6 $14.1 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 4Q22 1Q23 2Q23 3Q23 4Q23 10.3 11.1 11.4 11.4 11.1 5.2 4.7 4.4 4.3 4.1 4Q22 1Q23 2Q23 3Q23 4Q23 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 5.36% 5.75% 5.99% 6.27% 6.24% 3.82% 4.69% 5.16% 5.43% 5.50% 4Q22 1Q23 2Q23 3Q23 4Q23 Avg Loan Yield (annualized) Avg Fed Funds Rate Average Loan-to-Deposit Ratio 99% 96% 96% 93% 92% Average Cost of Deposits (“COD”) Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $15.8$15.5 $15.3$15.7$15.8

2.2 2.1 2.3 2.4 2.5 2.1 2.2 1.9 7.8 6.5 7.0 5.9 6.8 5.8 4Q22 1Q23 2Q23 3Q23 4Q23 Gain from Investment in Affordable Housing Partnership Other Income & Fees Net Gains on SBA Loan Sales Service Fees on Deposit Accounts Noninterest Income 11 Noninterest Income ($ Millions) $17.0 $8.3 $9.3 $12.1 $11.0 • 4Q23 noninterest income of $9MM vs. $8MM in 3Q23 – QoQ increase reflected growth across various fee income businesses • No SBA loan gain on sales (“GOS”) in 2H23: more economic to retain SBA 7(a) loan production on balance sheet given the current premiums available in the secondary market – Plan to sell SBA 7(a) production when GOS premiums rebound

Noninterest Expense & Efficiency



Noninterest Expense[1]
(excluding notable items)
($ Millions)
GAAP Noninterest Expense
$86.9
$99.9
$84.5
$90.4
$87.3
$86.4[2]
$84.8[2]
18.1
1.6
12.1
52.7
18.8
1.8
12.6
57.2
17.9
4.7
12.4
52.3
18.9
3.7
12.8
51.0
21.8
3.1
12.5
47.4
4Q22
1Q23
2Q23
3Q23
4Q23
Salary & Employee Benefits
Occupancy & FF&E
FDIC Assessment
Other Expenses



Efficiency Ratio &
Noninterest Expense to Average Assets
52.0%
62.4%
59.1%
60.5%
73.9%
62.8%[3]
1.79%
1.89%
1.71%
1.73%
2.04%
1.73%[3]
4Q22
1Q23
2Q23
3Q23
4Q23
Efficiency Ratio
Noninterest Expense/Avg Assets (annualized)
4Q23 Efficiency Ratio[3] (excluding notable items)
4Q23 Noninterest Expense/Avg Assets (annualized)[3] (excluding notable items)

- 4Q23 GAAP noninterest expense of $100MM. Notable items: $11MM (pre-tax) restructuring costs & $4MM (pre-tax) of FDIC special assessment in 4Q23; $500,000 (pre-tax) restructuring costs in 3Q23
- 4Q23 noninterest expense excluding notable items[3] decreased -2% QoQ
- 4Q23 salaries and employee benefits expense of $47MM, -7% QoQ, reflected headcount reduction related to restructuring

[1] The Noninterest expense chart columns present noninterest expense excluding notable items.
[2] 4Q23 noninterest expense excluding notable items totaled $84.8MM and. $86.9MM for 3Q23.
[3] Noninterest expense excluding notable items, efficiency ratio excluding notable items and noninterest expense/average assets (annualized) excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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$162 $164 $173 $159 $159 1.05% 1.09% 1.16% 1.11% 1.15% 4Q22 1Q23 2Q23 3Q23 4Q23 ACL ACL Coverage Ratio • Allowance for credit losses (“ACL”) stable QoQ at $159MM at 12/31/23. Coverage ratio: 1.15% of loans receivable at 12/31/23, +4bps from 1.11% at 9/30/23 • Net charge offs (“NCO”) less than $2MM in 4Q23. 4Q23 annualized NCOs ratio very low at 5bps of average loans • Nonperforming assets (“NPA”) of $45MM at 12/31/23, -26% QoQ • NPA ratio improved to 24bps of total assets, -7bps QoQ • Total criticized loans were $322MM at 12/31/23, -11% QoQ, reflecting decreases in special mention and substandard loans Asset Quality Metrics 13 Provision for Credit Losses & Net Charge Offs (Recoveries) Nonperforming Assets RatioAllowance for Credit Losses & Coverage Ratio Criticized Loans Ratio $8.2 $1.7 $8.9 $16.8 $1.7$6.4 $0.1 $(0.6) $31.0 $1.8 0.17% 0.00% (0.01)% 0.85% 0.05% 4Q22 1Q23 2Q23 3Q23 4Q23 Provision for Credit Losses NCO (Recoveries) NCO (Recovery) Ratio (annualized) 1.70% 2.02% 2.32% 2.52% 2.33% 4Q22 1Q23 2Q23 3Q23 4Q23 Total Criticized Loans as a % of Total Loans ($ Millions) ($ Millions) 0.36% 0.39% 0.38% 0.31% 0.24% 4Q22 1Q23 2Q23 3Q23 4Q23 NPAs/Total Assets

Strategic Reorganization 14 Realignment Around Lines of Business and Products, to Better Serve Client Base & Run Bank More Efficiently Completed Actions Planned Near- term Actions ▪ Optimized production capacity ▪ Reduced workforce ▪ Wind down of non-core businesses ▪ Consistency in delivery of excellent client service ▪ Empowered deposit growth engines and enhanced revenue generation ▪ More efficient allocation of resources and minimized redundancies ▪ Sustainably expanded profitability ▪ Branch rationalization, subject to customary notices & approvals ▪ Operational process improvements ▪ Streamlined back-office operations Outlined on Slide 16 Medium-Term Targets* RETAIL BANKING COMMERCIAL BANKING CORPORATE & INSTITUTIONAL BANKING FEE-BASED BUSINESS GROUP Consolidation under one leader to foster consistency of client experience, standardize processes, and improve efficiency Separated from commercial banking to oversee all retail banking activities, mortgage, branch network Expansion and deepening of total banking relationships and corporate deposit opportunities Partner with all Business Groups to drive growth in operating deposit accounts, accelerate fee-based revenue, and expand customer wallet share Focus: treasury management solutions, FX and interest rate risk management Focus: middle-market, corporate & institutional banking, specialized industries Focus: Korean subsidiary, traditional commercial, business banking, SBA and CRE Focus: consumer deposits, residential mortgage, and community investment Four Distinct Business Groups: Expected Benefits * Please see detailed footnote on Slide 16 defining “Medium- Term Targets”.

Management's Financial Outlook for 4Q24* vs. 4Q23

	4Q23 ($ Millions)	Outlook for 4Q24* *vs. 4Q23*	Anticipated Drivers
Average Loans	**$ 14,053**	***Low single-digit % growth***	▪ Reorganized frontline pivoting to growth ▪ Expecting payoffs to moderate in 2024; 2023 included strategic exits ▪ Anticipating loan growth to be weighted toward 2H 2024 ▪ Expecting to maintain average loan-to-deposit ratio below 95%
Net Interest Income	**$ 126**	***Low single-digit % decline***	▪ Forward curve assumptions: 5 cuts starting in May, Fed Funds Upper Target of 4.25% @ 12/31/24 ▪ Planning to pay off BTFP at the end of March/early April: corresponding decline in interest earning cash balances and decrease in net interest income ▪ Expecting positive impact from loan growth and improved cost of funds
SBA Loan Gain on Sale	**$ –** *(no sales)*	***Return to SBA sales when market conditions warrant***	▪ Current market premiums low; more economic to keep production on balance sheet ▪ Expecting secondary market premiums to increase when benchmark interest rates fall ▪ Anticipating selling SBA 7(a) production in 4Q24
Noninterest Expense[1] *(excluding notable items)*	**$ 85**	***>5% decrease***	▪ Anticipated cost savings from restructuring, partially offset by: ▪ Annual merit increases ▪ Planned hiring to support business development and revenue generation ▪ Continued investment in technology to improve operational efficiency & customer experience
Operating Leverage	**N/A**	***Positive operating leverage***	▪ Expecting to generate positive operating leverage: decrease in expenses exceeds pressure on net interest income ▪ Gains on sale of SBA loans would be incrementally additive to the operating leverage
ACL Coverage	**1.15%**	***Stable ACL coverage***	▪ Based on current economic outlook, expecting stable ACL coverage

* The Financial Outlook for 4Q24 is presented as of January 30, 2024, reflects the Company's updated financial outlook for 4Q24 vs. actual results in 4Q23, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 4Q24 is dependent on macroeconomic factors, including, but limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 4Q24 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 4Q24. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

[1] Noninterest expense excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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* The Medium-Term Targets reflect the Company’s current projections for 2026 and beyond. The Company’s Medium-Term Targets are presented as of January 30, 2024, reflect the Company’s current outlook for 2026 and beyond, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. Macroeconomic assumptions underpinning the Company’s Medium- Term Targets reflect the current forward interest rate curve and assumes ongoing positive economic growth over the medium term, but at a slower pace when compared with 2023. The Company’s Medium- Term Targets and current projections for 2026 and beyond are each dependent on macroeconomic factors, including, but not limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Medium-Term Targets and macroeconomic assumptions contain forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Medium-Term Targets. Please refer to the “forward-looking statements” on Slide 2 of this presentation. High single-digit % growth Targeting balanced growth across all business lines in normalized operating environment Planning to maintain loan-to- deposit ratio <95% Loan Growth >10% Targeting medium-term annual revenue growth to outpace loan growth • Loan growth • Accelerated fee income growth • Expanding net interest margin due to improved funding mix Revenue Growth <50% Targeting efficiency ratio improvement driven by revenue growth, expense management discipline, and operational process improvement Efficiency Ratio >1.2% Targeting attractive levels of returns driven by improved profitability Return on Avg Assets Medium-Term Targets* 16 Anticipated positive impact from strategic reorganization expected to drive operational efficiencies and greater returns in the medium term.

Q&A 2023 Fourth Quarter Earnings Conference Call 17

Appendix 18

Summary Income Statement 19 ($ in thousands, except per share and share data) 4Q23 3Q23 QoQ % change 4Q22 YoY % change Net interest income before provision for credit losses $ 125,916 $ 135,378 (7)% $ 150,521 (16)% Provision for credit losses 1,700 16,800 (90)% 8,200 (79)% Net interest income after provision for credit losses 124,216 118,578 5% 142,321 (13)% Noninterest income 9,280 8,305 12% 12,110 (23)% Noninterest expense 99,891 86,873 15% 84,518 18 % Noninterest expense excluding notable items1 84,844 86,373 (2)% 84,518 ̶ % Income before income taxes 33,605 40,010 (16)% 69,913 (52)% Income tax provision 7,124 9,961 (28)% 18,210 (61)% Net income $ 26,481 $ 30,049 (12)% $ 51,703 (49)% Net income excluding notable items1 $ 38,338 $ 30,425 26% $ 51,703 (26)% Earnings Per Common Share - Diluted $0.22 $0.25 $0.43 Earnings Per Common Share excluding notable items1 - Diluted $0.32 $0.25 $0.43 Weighted Average Shares Outstanding - Diluted 120,761,112 120,374,618 120,102,665 1 Noninterest expense excluding notable one-time items, net income excluding notable one-time items, and diluted earnings per common share excluding notable one-time items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Summary Balance Sheet

($ in thousands, except per share data)	12/31/2023	9/30/2023	QoQ % change	12/31/2022	YoY % change
Cash and due from banks	$ 1,928,967	$ 2,500,323	(23)%	$ 506,776	281 %
Investment securities	2,408,971	2,260,837	7 %	2,243,195	7 %
Federal Home Loan Bank ("FHLB") stock and other investments	61,000	60,433	1 %	61,761	(1)%
Loans held for sale, at the lower of cost or fair value	3,408	19,502	(83)%	49,245	(93)%
Loans receivable	13,853,619	14,306,193	(3)%	15,403,540	(10)%
Allowance for credit losses	(158,694)	(158,809)	— %	(162,359)	(2)%
Net loans receivable	**13,694,925**	**14,147,384**	**(3)%**	**15,241,181**	**(10)%**
Goodwill and intangible assets	468,385	468,832	— %	470,176	— %
Other assets	565,866	619,053	(9)%	592,157	(4)%
Total assets	**$ 19,131,522**	**$ 20,076,364**	**(5)%**	**$ 19,164,491**	**— %**
Deposits	$ 14,753,753	$ 15,739,859	(6)%	$ 15,738,801	(6)%
FHLB and Federal Reserve Bank borrowings	1,795,726	1,795,726	— %	865,000	108 %
Other liabilities	460,800	510,355	(10)%	541,362	(15)%
Total liabilities	**$ 17,010,279**	**$ 18,045,940**	**(6)%**	**$ 17,145,163**	**(1)%**
Total stockholders' equity	**2,121,243**	**2,030,424**	**4 %**	**2,019,328**	**5 %**
Book value per share	$17.66	$16.92	4 %	$16.90	4 %
Tangible book value per share[1]	$13.76	$13.01	6 %	$12.96	6 %
Tangible common equity ratio[1]	8.86%	7.96%		8.29%	
Loan-to-deposit ratio	93.9%	91.0%		98.2%	

[1] TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s and the Bank’s financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below. Tangible Common Equity (TCE) 21 Return on Average Tangible Common Equity (ROTCE) ($ in thousands, except per share info) 4Q23 3Q23 4Q22 Total stockholders’ equity $ 2,121,243 $ 2,030,424 $ 2,019,328 Less: Goodwill and core deposit intangible assets, net (468,385) (468,832) (470,176) TCE $ 1,652,858 $ 1,561,592 $ 1,549,152 Total assets $ 19,131,522 $ 20,076,364 $ 19,164,491 Less: Goodwill and core deposit intangible assets, net (468,385) (468,832) (470,176) Tangible assets $ 18,663,137 $ 19,607,532 $ 18,694,315 TCE Ratio 8.86% 7.96% 8.29% Common shares outstanding 120,126,786 120,026,220 119,495,209 TCE per share $ 13.76 $ 13.01 $ 12.96 ($ in thousands) 4Q23 3Q23 4Q22 Average stockholders’ equity $ 2,048,335 $ 2,079,092 $ 1,997,460 Less: Average goodwill and core deposit intangible assets, net (468,622) (469,079) (470,442) Average TCE $ 1,579,713 $ 1,610,013 $ 1,527,018 Net income $ 26,481 $ 30,049 $ 51,703 ROTCE (annualized) 6.71% 7.47% 13.54%

Appendix: Non-GAAP Financials

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability Ratios Excluding Notable Items

($ in thousands)		4Q23		3Q23		4Q22
Net income	$	**26,481**	$	**30,049**	$	**51,703**
Notable items:						
FDIC special assessment expense		3,971		–		–
Restructuring costs		11,076		500		–
Total notable items		**15,047**		**500**		**–**
Tax provision		3,190		124		–
Less: total notable items, net of tax provision	$	11,857	$	376	$	–
Net income excluding notable items	$	**38,338**	$	**30,425**	$	**51,703**
Diluted common shares		120,761,112		120,374,618		120,102,665
EPS excluding notable items	$	**$0.32**	$	**0.25**	$	**0.43**
Average assets		19,600,942		20,059,304		18,863,726
ROA excluding notable items		**0.78%**		**0.61%**		**1.10%**
Average equity		2,048,335		2,079,092		1,997,460
ROE excluding notable items		**7.49%**		**5.85%**		**10.35%**
Average TCE	$	1,579,713	$	1,610,013	$	1,527,018
ROTCE excluding notable items		**9.71%**		**7.56%**		**13.54%**

Efficiency Ratios Excluding Notable Items

($ in thousands)		4Q23		3Q23		4Q22
Noninterest expense	$	**99,891**	$	**86,873**	$	**84,518**
Less: notable items:						
FDIC special assessment expense		(3,971)		–		–
Restructuring costs		(11,076)		(500)		–
Noninterest expense excluding notable items	$	**84,844**	$	**86,373**	$	**84,518**
Revenue	$	**135,196**	$	**143,683**	$	**162,631**
Efficiency ratio excluding notable items		**62.76%**		**60.11%**		**51.97%**
Average assets		19,600,942		20,059,304		18,863,726
Noninterest expense/average assets excluding notable items		**1.73%**		**1.72%**		**1.79%**

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